Exhibit 10.23

AMENDMENT TO CONSULTING AGREEMENT
THIS AMENDMENT TO CONSULTING AGREEMENT (this “Amendment”) is entered into as of December 18, 2025 by and between Novavax, Inc. (“Novavax”), a corporation having its principal office at 21 Firstfield Road, Gaithersburg, MD 20878 (“Novavax” or the “Company”) and John Trizzino (“Consultant”) and amends the Consulting Agreement between the Parties with an effective date of June 20, 2025 (the "Consulting Agreement") as set forth herein.
WHEREAS, the Parties previously entered into a Consulting Agreement pursuant to which Consultant was engaged to provide Services to Novavax thru December 31, 2025; and
WHEREAS, the Parties now with to extend the Consulting Period pursuant to the terms and conditions set forth below so that Consultant may continue to provide Services to Novavax thru March 31, 2026.
NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Parties hereto agree as follows:
1.All capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Consulting Agreement.

2.Paragraph 1 of the Consulting Agreement is hereby modified to indicate that the Consulting Period will end on March 31, 2026, not December 31, 2025.

3.Notwithstanding the amendment to the term “Consulting Period,” the unvested portion of the non-statutory stock options granted to Consultant pursuant to the March 7, 2023 Non-Statutory Stock Option Agreement will immediately vest as of December 31, 2025, as originally contemplated in the Consulting Agreement. The remainder of the unvested Equity Awards referenced in Paragraph 3(b) of the Consulting Agreement will continue to vest for so long as Consultant continues to provide Services, as previously agreed to in the Consulting Agreement.

4.Except as specifically set forth herein, the terms and conditions of the Consulting Agreement shall remain unchanged and will continue in full force and effect.

5.This Amendment may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

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TRI-22660

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed the day and year first written above.

NOVAVAX, INC.

By: /s/ Mark Casey
Title: Executive Vice President, Chief Legal Officer and
Corporate Secretary

JOHN TRIZZINO

By: /s/ John Trizzino

TRI-22660